                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                 The Southern Africa Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                                 THE SOUTHERN
Alliance Capital [LOGO](R)     AFRICA FUND, INC.

--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 April 12, 2001

To the Stockholders of The Southern Africa Fund, Inc.:


      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Thursday, April 12, 2001, at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 13, 2001:


      1. To elect five Directors of the Fund, each to hold office for a term of three years and until his or her successor is duly elected and qualifies;

      2. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund for its fiscal year ending November 30, 2001; and

      3. To transact such other business as may properly come before the Meeting.

      The Board of Directors has fixed the close of business on January 26, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                                             By Order of the Board of Directors,


                                             Edmund P. Bergan, Jr.
                                             Secretary


New York, New York
March 13, 2001


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting directions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                       This Page Intentionally Left Blank

                                 PROXY STATEMENT

                         THE SOUTHERN AFRICA FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                                    ---------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 12, 2001

                                    ---------

                                  INTRODUCTION


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, April 12, 2001 at 11:00 a.m. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about March 13, 2001.

      The Board of Directors has fixed the close of business on January 26, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 4,565,396 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of five Directors (Proposal One) and for the ratification of the selection of Ernst & Young LLP as the Fund's independent auditors for its fiscal year ending November 30, 2001 (Proposal Two). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.


      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposals One and Two, which are matters to be determined by a plurality or majority, respectively, of the votes cast on such matters, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the stockholder votes. If any matter other than Proposals One and Two properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person, or persons, holding the proxies.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the Proposals, and a stockholder vote may be taken on any one or more of the Proposals prior to adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment of the Meeting as to that proposal.

      The Fund will bear the cost of this Proxy Statement. The Fund has engaged Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay SCC a fee of $3,500 for its services plus reimbursement of out-of-pocket expenses.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

      At the Meeting, five Directors will be elected, each to serve for a term of three years and until his successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the accompanying proxy card to nominate and vote in favor of election of the nominees listed below.


      Pursuant to the Charter and Amended and Restated Bylaws of the Fund, the Board of Directors is divided into three classes. The terms of the members of Class Three will expire as of the Meeting, the terms of the members of Class One will expire as of the annual meeting of stockholders for the year 2002, and the terms of the members of Class Two will expire as of the annual meeting of stockholders for the year 2003. Upon expiration of the terms of the members of a class as set forth above, the terms of their successor in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Mr. Dave H. Williams, Prof. Dennis Davis, Ms. Wendy N. Luhabe and Mr. Sam N. Montsi are currently the Directors constituting Class One; Dr. Willem de Klerk and Messrs. Ronnie Masson, Frank Savage and Peter G.A. Wrighton are currently the Directors constituting Class Two; and Mr. T.N. Chapman, Mr. David D.T. Hatendi, Ms. Gloria T. Serobe, Mr. Gerrit Smit and Dr. Reba W. Williams are currently the Directors constituting Class Three.


      Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors on a classified board for cause, even if they are not then standing for reelection and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.


      The Board of Directors has nominated each of Mr. T.N. Chapman, Mr. David D.T. Hatendi, Ms. Gloria T. Serobe, Mr. Gerrit Smit and Dr. Reba W. Williams for election as a Director in Class Three. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.


      In 1999, the Board of Directors amended the Fund's Bylaws to require, among other things, that to be eligible thereafter for nomination as a Director, an individual must either (i) have a substantial connection, of a type specified in the Bylaws, with any country which the Fund duly considers to be included within Southern Africa or with any country located in Africa in which the Board of Directors permits investment by the Fund or (ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Nominating Committee of the Board of Directors, all of the members of which are not "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "Act"), determines whether an individual so qualifies and has determined that each of the five nominees named below satisfies the Bylaw requirements.

      Although the Fund is a Maryland corporation, certain of its Directors and officers are not residents of the United States, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States.

      Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Mr. Dave H. Williams and Dr. Reba W. Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser ("Alliance" or the "Adviser"). Mr. Williams and Dr. Williams are husband and wife.


            Name, age, positions and                                                            Number of shares
        offices with the Fund, principal                Year first                             beneficially owned
        occupations during the past five                 became a         Year term as       directly or indirectly
          years and other Directorships                  Director     Director will expire     as of March 9, 2001
      -------------------------------------------       ----------    --------------------   -----------------------
*     Dave H. Williams, Chairman and                       1994              2002                     10,000
      President, 68. Chairman of the Board,                               (Class One)
      and until 1999, Chief Executive Officer,
      of Alliance Capital Management
      Corporation ("ACMC"),** and Director
      of AXA Financial, Inc. and The Equitable
      Life Assurance Society of the United States.

++    T.N. Chapman, Director, 67. Chairman of              1994              2004+                      925
      Airports Co. Limited; Director of Oceana                            (Class Three)
      Fishing Group Limited; formerly Chairman
      of The Southern Life Association Limited.

++    Prof. Dennis Davis, Director, 49. Judge of           1994              2002                       -0-
      the High Court of South Africa; Professor                           (Class One)
      of Law at the University of Cape Town;
      formerly Director of The Centre for
      Applied Legal Studies, University of the
      Witwatersrand.

++    David D.T. Hatendi, Director, 47. Managing           1994              2004+                      -0-
      Director of Merchant Bank of Central Africa                         (Class Three)
      Limited; Director of Old Mutual (Zimbabwe).

++    Dr. Willem de Klerk, Director, 72.                   1994              2003                       470
      Emeritus Professor of Journalism and                                 (Class Two)
      Political Communications;
      independent political consultant.


--------------------------------------------------------------------------------
* "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.

**    ACMC is the sole general partner of Alliance.

+     If elected at the Meeting.

++    Member of the Audit Committee and the Nominating Committee.

            Name, age, positions and                                                            Number of shares
        offices with the Fund, principal                Year first                             beneficially owned
        occupations during the past five                 became a         Year term as       directly or indirectly
          years and other Directorships                  Director     Director will expire     as of March 9, 2001
      -------------------------------------------       ----------    --------------------   -----------------------
*     Wendy N. Luhabe, Director, 43.                       1998               2002                     -0-
      Managing Partner of Bridging the Gap                                 (Class One)
      (human resources consulting) and
      Executive Chairman of Alliance-Odyssey
      Capital Management (Pty) Ltd. (asset
      management); Chairman of Vodacom
      (cellular); Director of Tiger Oats (food),
      Telkom (telecommunications), IDC
      (industrial developments) and Cycad
       Financial Holdings Private Equity.

+++   Ronnie Masson, Director, 64. Formerly                1994               2003                     -0-
      Senior General Manager-Investments,                                  (Class Two)
      Gensec Asset Management (Pty) Ltd.;
      Director of Genbel, Gensec, Gensec Asset
      Management, Gensec Bank and Gensec
      Properties.

++    Sam N. Montsi, Director, 56. Founder and             1998               2002                     -0-
      Chief Executive of Montsi and Associates                             (Class One)
      CC (business and project consulting);
      founder and Chairman of Siphumelele
      Investments Limited (investments); Director
      of Independent Newspaper Holdings
      Limited, Johnnies Industrial Corporation
      Limited, Sasol Limited, Southern Life
      Association, Equisec (Pty) Ltd., Fabcos
      Investment Company, Northern Engineering
      Industries Africa Limited, Business and Arts
      South Africa, PSG Group Ltd. And Primovie
      Management (Pty) Ltd.; Chairman of Thaba
      Strategic Services (Pty) Ltd., Montsi
      Properties (Pty) Ltd., Surmon Fishing (Pty)
      Ltd. and Diva Nutritional Products (Pty) Ltd.


--------------------------------------------------------------------------------

* "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.

++    Member of the Audit Committee and the Nominating Committee.

+++ "Interested person", as defined in the Act, of the Fund because of an affiliation with Gensec Asset Management (Pty) Ltd., the Fund's sub-adviser ("Gensec").

            Name, age, positions and                                                             Number of shares
        offices with the Fund, principal               Year first                               beneficially owned
        occupations during the past five                became a           Year term as       directly or indirectly
          years and other Directorships                 Director       Director will expire     as of March 9, 2001
        ---------------------------------------        ----------      --------------------   -----------------------
++    Gerrit Smit. Head of Balanced                       2001                 2004+                    -0-
      Portfolios and Investment Process,                                   (Class Three)
      Gensec Asset Management (Pty) Ltd.
      ("Gensec"); formerly head of
      international investment portfolios and
      previously Chief Investment Strategist
      for Gensec.

*     Frank Savage, Director, 62. Director of             1994                 2003                     850
      ACMC; Chairman of Alliance Capital                                   (Class Two)
      Management International and Alliance
      Corporate Finance Group Incorporated;
      Director of Essence Communications,
      Enron Corporation, Lockheed Martin
      Corporation, QUALCOMM Incorporated
      and Lyondell Chemical Company;
      formerly Chairman of Equitable
      Capital Management Corporation.

+++   Gloria T. Serobe, Director, 41.                     2000                 2004+                    -0-
      Executive Director - Finance,                                        (Class Three)
      Transnet Limited

*     Dr. Reba W. Williams, Director, 64.                 1994                 2004+                  10,000
      Director of ACMC; Director of Special                                (Class Three)
      Projects, ACMC; art historian and writer;
      formerly Vice President and security
      analyst for Mitchell Hutchins, Inc. and
      an analyst for McKinsey & Company, Inc.


--------------------------------------------------------------------------------

* "Interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.

+     If elected at the Meeting.


++ "Interested person", as defined in the Act, of the Fund because of an affiliation with Gensec Asset Management (Pty) Ltd., the Fund's sub-adviser ("Gensec").

+++   Member of the Nominating Committee.

            Name, age, positions and                                                      Number of shares
        offices with the Fund, principal         Year first                             beneficially owned
        occupations during the past five          became a         Year term as       directly or indirectly
          years and other Directorships           Director     Director will expire     as of March 9, 2001
        --------------------------------------   ----------    --------------------   -----------------------
++    Peter G.A. Wrighton, Director, 67.            1994              2003                    1,140
      Chairman of Elephant Pass Wine                               (Class Two)
      Company (Pty) Ltd. and Africa Resources
      Limited; Director of Frame Group
      Holdings Ltd., The SA Institute of
      Business Ethics (Pty) Ltd. and Capestar
      Growth Investments Ltd.; formerly
      Chairman and Chief Executive of The
      Premier Group and Director of Liberty
      Life Association of Africa Ltd. And
      Advisor to the World Economic Forum
      and the United Nations Development
      Program for Africa.


      Alliance has instituted a policy applicable to all of the investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") contemplating, in the case of the Fund, that the Directors of the Fund will each invest at least $10,000 in shares of the Fund. In the case of the Fund, there are practical difficulties relating to the current exchange control restrictions in certain Southern African countries, which tend to inhibit residents of such countries in engaging in transactions in Fund shares.


      During the fiscal year ended November 30, 2000, the Board of Directors met six times, the Audit Committee met two times for the purposes described below in Proposal Two and the Nominating Committee met once. Both the Audit Committee and the Nominating Committee are standing committees of the Board. Wendy N. Luhabe, Ronnie Masson, Dave H. Williams and Dr. Reba W. Williams attended fewer than
75% of the meetings of the Fund's Board of Directors. The Nominating
Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors, whether duly submitted by the Board or by a stockholder, satisfy the qualifications prescribed by the Fund's Amended and Restated Bylaws which all candidates must meet. While the Nominating Committee determines whether a stockholder-nominated candidate as a Director satisfies the qualifications prescribed by the Fund's Amended and Restated Bylaws, the Nominating Committee does not consider for nomination candidates recommended by stockholders. The Fund does not have a Compensation Committee.


      In accordance with the listing standards of the New York Stock Exchange, the members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

      The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2000, the aggregate compensation paid to each of the Directors during the Fund's fiscal year 2000 by the Alliance Fund Complex and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

--------------------------------------------------------------------------------

++    Member of the Audit Committee and the Nominating Committee.

                                                                 Total                 Total Number              Total Number
                                       Aggregate         Compensation from the         of Investment             of Investment
                                     Compensation       Alliance Fund Complex,       Companies in the        Portfolios within the
                                     from the Fund        including the Fund,     Alliance Fund Complex,    Alliance Fund Complex,
                                      during the              during the          including the Fund, as    including the Fund, as
                                   Fiscal Year Ended       Fiscal Year Ended     to which the Director is  to which the Director is
      Name of Director             November 30, 2000       November 30, 2000      a Director or a Trustee   a Director or a Trustee
-----------------------------      -----------------    ----------------------   ------------------------  ------------------------
Dave H. Williams.............            $0                       $0                         6                        15
T.N. Chapman.................          $9,000                   $9,500                       1                         1
Prof. Dennis Davis...........          $11,500                  $11,500                      1                         1
David D.T. Hatendi...........          $9,000                   $9,000                       1                         1
Dr. Willem de Klerk..........          $11,500                  $11,500                      1                         1
Wendy N. Luhabe..............          $10,000                  $10,000                      1                         1
Ronnie Masson................            $0                       $0                         1                         1
Sam N. Montsi................          $11,500                  $11,500                      1                         1
Frank Savage.................            $0                       $0                         1                         1
Gloria T. Serobe.............            $0                       $0                         1                         1
Gerrit Smit..................            $0                       $0                         1                         1
Dr. Reba W. Williams.........            $0                       $0                         3                         3
Peter G.A. Wrighton..........          $11,500                  $11,500                      1                         1


      As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

      The Board of Directors recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

                                  PROPOSAL TWO

                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

      The Board of Directors recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the fiscal year ending November 30, 2001. The selection of Ernst & Young LLP was approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund under the Act, at a meeting held on November 3, 2000. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection.

      Ernst & Young LLP has audited the accounts of the Fund since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.


      The Audit Committee of the Board of Directors will normally meet two times during each full fiscal year with representatives of Ernst & Young LLP to discuss and review various matters as contemplated by the Audit Committee Charter attached as Appendix A.


Audit Committee Report

      The Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Fund's Audit Committee are set forth in the Fund's Audit Committee Charter, a form of which is included as Appendix A. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The indepen-dent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.


      In the performance of its oversight function, the Audit Committee of the Fund has considered and discussed the audited financial statements with management and Ernst & Young, LLP, the Fund's independent auditor ("independent accountants" for purposes of this discussion). The Audit Committee of the Fund has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee of the Fund also considered whether the provision by the Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee of the Fund has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent accountants, the independent accountants' independence.


      The members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee of the Fund referred to above and in the Audit Committee Charter, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Board of Directors

                  T.N. Chapman             Dr. Willem de Klerk
                  Prof. Dennis Davis       Sam N. Montsi
                  David D.T. Hatendi       Peter G.A. Wrighton

Independent Auditors' Fees

      The following table sets forth the aggregate fees billed by the independent auditors for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; and (iii) all other services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund.


                              Financial Information
                               Systems Design and
      Audit Fees               Implementation Fees            All Other Fees*
      ----------              ----------------------          ---------------

        $45,000                        N/A                        $735,902


----------

* Substantially all of the fees reflected are comprised of amounts billed to the Adviser and its affiliates.

      Your Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund.

                        INFORMATION CONCERNING THE FUND'S
                     PRINCIPAL OFFICERS, INVESTMENT ADVISER,
                          SUB-ADVISER AND ADMINISTRATOR

      The principal officers of the Fund and their principal occupations during the past five years are set forth below. Each of the officers listed below also serves as an officer of one or more of the other registered investment companies sponsored by Alliance.

      Dave H. Williams, Chairman (see page 3 for biographical information).

      Norman S. Bergel, Senior Vice President, 50, a Senior Vice President of ACMC since prior to 1996; Director and a Senior Vice President of Alliance Capital Limited ("ACL") since prior to 1996.

      Mark H. Breedon, Senior Vice President, 47, a Vice President of ACMC since prior to 1996; Director and a Senior Vice President of ACL since prior to 1996.

      Russell Brody, 34, a Vice President and Head Trader of the London Desk of ACL, with which he has been associated since July 1997; prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1996.

      Mark D. Gersten, Treasurer and Chief Financial Officer, 50, a Senior Vice President of Alliance Global Investor Services, Inc. ("AGIS"), with which he has been associated since prior to 1996.

      Edmund P. Bergan, Jr., Secretary, 50, a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AGIS since prior to 1996.

      Vincent S. Noto, Controller, 36, an Assistant Vice President of AGIS, with which he has been associated prior to 1996.

      The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Bergel, Breedon and Brody is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. The address of Messrs. Gersten and Noto is c/o Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

      The Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is Gensec Asset Management (Pty) Ltd. (formerly Sanlam Asset Management (Gibraltar) Limited), with principal offices at Suite 110, Neptune House, Marina Bay, Gibraltar. The Fund's administrator is Princeton Administrators L.P., with principal offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. For the fiscal year ended November 30, 2000, all such reports were timely filed.

                                  OTHER MATTERS

      Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

      According to information filed with the Commission, as of January 26, 2001, the following persons were the beneficial owners of more than 5% of the Fund's common stock:

Name and Address                               Amount of Beneficial        Percent of Common Stock
of Beneficial Owner                                 Ownership            Based on Shares Outstanding
-----------------------------------------      --------------------      ---------------------------
President and Fellows of Harvard College,        251,095 shares                      5.5%
c/o Harvard Management Company Inc.,
600 Atlantic Avenue, Boston MA 02210

State Teachers Retirement Board of Ohio          862,214 shares                    18.89%
275 East Broad Street
Columbus, Ohio 43215

                       STOCKHOLDER PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS


      Proposals of stockholders intended for inclusion in the Fund's proxy statement and form of proxy relating to the Annual Meeting of Stockholders of the Fund for 2002 (the "2002 Annual Meeting") must be received by the Fund by November 13, 2001. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporate Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws. If not received by the Fund by November 13, 2001 and includable in the Fund's proxy statement and form of proxy relating to the next annual meeting of stockholders of the Fund, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund after December 13, 2001 and before the close of business on January 12, 2002.

      The persons named as proxies for the 2002 Annual Meeting will, with respect to proxies in effect at that meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by January 12, 2002 (the date specified in the advance notice provision in the Fund's Amended and Restated Bylaws).
If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.


                             REPORTS TO STOCKHOLDERS

      The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Christina A. Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                             By Order of the Board of Directors,


                                             Edmund P. Bergan, Jr.
                                             Secretary


March 13, 2001
New York, New York

                                                                      Appendix A

                             AUDIT COMMITTEE CHARTER
                                       FOR
             REGISTERED INVESTMENT COMPANIES IN THE ALLIANCE COMPLEX

I.    Composition of the Audit Committee:

      The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company or any investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent that may interfere with the exercise of his or her independence from management and the Company and, with respect to his or her relationship to the Company, may otherwise satisfy any applicable membership requirements of stock exchange or Nasdaq rules, as such requirements are interpreted by the Board of Directors in its business judgment.*

II.   Purpose of the Audit Committee:

      The purposes of the Audit Committee are to assist the Board of Directors:

      1. in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the independent accountants; and

      4.    in evaluating the independence of the independent accountants.

      The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company, and the members of the Audit Committee are neither acting as, nor do they represent themselves to be acting as, accountants, auditors or experts in the fields of accounting or auditing. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee

--------------------------------------------------------------------------------

* The New York Stock Exchange's rules require that the Audit Committee members have no relationship with the Company that may interfere with their independence. More specifically, the standards restrict the eligibility of people with certain relationships from membership on the Audit Committee. Notably, a director who is an employee, including an executive officer, of the Company or any of its affiliates may not serve on the Audit Committee until three years after termination of the employment, and a director who is a partner, controlling shareholder, or executive officer of an entity that has a business relationship with the Company may not serve on the Audit Committee unless the Board of Directors of the Company determines that such relationship will not interfere with the director's independence.

      The New York Stock Exchange rules also require that (i) each Audit Committee member be financially literate and (ii) at least one member of the Audit Committee have accounting or related financial management expertise. Each of these qualifications is subject to the interpretation of the Company's Board of Directors in its business judgment. The Company is required to regularly provide certifications to the New York Stock Exchange regarding its compliance with the Audit Committee rules.

      The SEC's proxy rules require closed-end investment companies listed on the NYSE or AMEX, or quoted on Nasdaq, to disclose in their proxy statements relating to the election of directors whether the committee members are independent under the applicable stock exchange or Nasdaq rules, and, if not independent, the nature of the relationship and the reasons the board appointed the non-independent director.

      and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

      The independent accountants for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

      The Audit Committee shall also be responsible for ensuring that the independent accountants submit to the Company annually a formal written statement delineating all relationships between the independent accountants and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the Company's investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent or other service providers, and such other investment companies advised by the Company's investment adviser, as the Audit Committee may specify.

III.  Meetings of the Audit Committee:

      The Audit Committee shall meet as often as may be required to consider the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the independent accountants to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or of any service provider, outside counsel to the Company or to the independent directors, or representatives of the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.   Duties and Powers of the Audit Committee:

      To carry out its purposes, the Audit Committee shall have the following responsibilities and powers:

      1.    with respect to the independent accountants,

            (i) to provide advice to the Board of Directors in selecting, evaluating or replacing the independent accountants;

            (ii) to review the fees charged by the independent accountants for the performance of audit and non-audit services to the Company;

            (iii) to ensure that the independent accountants prepare and deliver annually a Statement as to Independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent accountants' independence; and

            (iv) to instruct the independent accountants that the independent accountants are ultimately accountable to the Board of Directors and Audit Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

            (i) to advise management and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent accountants required by generally accepted auditing standards, as they may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of related controls;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o the independent accountants' responsibility under generally accepted auditing standards;

                  o     significant accounting policies;

                  o     management judgments and accounting estimates;

                  o adjustments recorded and unadjusted differences arising from the audit;

                  o the responsibility of the independent accountants for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o consultation by management with other independent accountants;

                  o major issues discussed with management prior to retention of the independent accountants;

                  o difficulties encountered with management in performing the audit; and

                  o the independent accountant's judgments about the quality of the Company's accounting principles;

            (iii) to meet with management and/or the independent accountants:

                  o to discuss the scope of the annual audit or any audit or review of interim financial statements;

                  o     to discuss the audited financial statements;

                  o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

                  o to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board of Directors and shareholders;

                  o to discuss allocations of expenses between the Company and other entities and, if applicable, among different series of the Company and among different classes of shares of the Company;

                  o to discuss the Company's compliance with Subchapter M and, if applicable, Subchapter L*, of the Internal Revenue Code of 1986, as amended;

                  o to discuss the Company's compliance with Rule 2a-7** of the Investment Company Act of 1940, to the extent that such Rule applies to the Company;

                  o to discuss with management and the independent accountants their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                  o to discuss with independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

                  o to discuss with management and the independent accountants any reports issued by independent accountants regarding the Company's transfer, custody and accounting agents;

--------------------------------------------------------------------------------

* Subchapter L is relevant only to investment companies that sell their shares to insurance company separate accounts.

**    Rule 2a-7 applies only to money market funds.

                  o to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

                  o to discuss significant changes to the Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

                  o to discuss significant changes to auditing principles and to auditing policies, controls, procedures and practices contemplated by the independent accountants;

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

            (iv) to discuss with the Company and its legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board of Directors in electing the principal accounting officer of the Company;

            (ii) to provide any report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;***

            (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

            (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.    Resources and Authority of the Audit Committee:

      The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

--------------------------------------------------------------------------------

*** Closed-end investment companies must include in their proxy statements relating to the election of directors a signed report of the Audit Committee in which the Audit Committee states whether it has (i) reviewed and discussed the audited financial statements, (ii) discussed the matters to be discussed under SAS 61 and (iii) received from and discussed with the independent accountants their Statement as to Independence. The report must also include a statement as to whether, based on these three items, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company's annual report required by ss.30(e) of the Investment Company Act.

                       This Page Intentionally Left Blank

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------

Introduction .............................................................     1
Proposal One: Election of Directors ......................................     2
Proposal Two: Ratification of Selection of
  Independent Auditors ...................................................     7
Information Concerning the Fund's Principal
  Officers, Investment Adviser, Sub-Adviser
  and Administrator ......................................................     9
Other Matters ............................................................     9
Stockholder Proposals for the Next Annual
  Meeting of Stockholders ................................................    10
Reports to Stockholders ..................................................    10
Appendix A ...............................................................   A-1

                         The Southern Africa Fund, Inc.

================================================================================

                           Alliance Capital [LOGO](R)

                        Alliance Capital Management L.P.

================================================================================

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

March 13, 2001

       PROXY              THE SOUTHERN AFRICA FUND, INC.           PROXY

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                     STOCKHOLDERS TO BE HELD APRIL 12, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.


The undersigned stockholder of The Southern Africa Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Carol H. Rappa and Reid Conway, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Time, on April 12, 2001 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.


The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE FUND (PROPOSAL TWO), AND IN THE DISCRETION OF THE PROXY HOLDERS(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THE PROPOSALS. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                         THE SOUTHERN AFRICA FUND, INC.

CONTROL NUMBER:



                                                             Withhold
                                                  For All    as to All   For All
1.   Election of Directors.                       Nominees   Nominees    Except
     Class Three Directors (term expires 2004):   |_|        |_|         |_|
           Dr. Reba W. Williams
           Gloria T. Serobe
           T.N. Chapman
           David D.T. Hatendi
           Gerrit Smit


     Your Board of Directors recommends that you vote "FOR" the election of all nominees.


      NOTE: If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of such Nominee(s). Your shares will be voted for the remaining Nominee(s).


2.    Ratification of the selection of            FOR        AGAINST    ABSTAIN
      Ernst & Young LLP as the independent        |_|        |_|         |_|
      auditors for the Fund for the fiscal year ending November 30, 2001 (Proposal Two).




      Your Board of Directors recommends that you vote "FOR" Proposal Two.


3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder(s).

       Please be sure to sign, date, and return this Proxy card promptly.
                       You may use the enclosed envelope.

Dated:

_______________________, 2001



                                               Note:  Please sign this card
                                               exactly as your name(s) appear(s)
                                               on the records of the Fund. Joint
                                               owners should each sign
                                               personally. Trustees and other
                                               fiduciaries should indicate the
                                               capacity in which they sign, and
                                               where more than one name appears,
                                               a majority must sign. If a
                                               corporation, the signature should
                                               be that of an authorized officer
                                               who should state his or her
                                               title.

                                               _________________________________
                                               Signature of Stockholder


                                               _________________________________
                                               Signature of joint owner, if any

                                               Votes must be indicated (X)   /X/
                                               in Black or Blue ink.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

00250160.BB5
<ef=1>